                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-42

                            SCUDDER PORTFOLIO TRUST
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 Two International Place, Boston, MA 02110-4103
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-2663
                                                            --------------

                               Salvatore Schiavone
                             Two International Place
                           Boston, Massachusetts 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        7/31

Date of reporting period:       1/31/04

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Income Fund

Annual Report to Shareholders

January 31, 2004

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Auditors

<Click Here> Tax Information

<Click Here> Trustees and Officers

<Click Here> Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Please read this fund's prospectus for specific details regarding its investments and risk profile.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary January 31, 2004

Classes A, B, C and I

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit scudder.com for the product's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares had a 1% front-end sales charge through February 29, 2004, and redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class I shares are not subject to sales charges.

Returns during the 5- and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class S shares of the Scudder Income Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 1/31/04
Scudder Income Fund	1-Year	3-Year	5-Year	10-Year
Class A	5.57%	5.52%	5.02%	5.35%
Class B	4.86%	4.75%	4.25%	4.57%
Class C	4.88%	4.83%	4.34%	4.67%
LB Aggregate Bond Index+	4.85%	7.28%	6.64%	6.89%

Scudder Income Fund	1-Year	Life of Class*
Class I	6.03%	6.16%
LB Aggregate Bond Index+	4.85%	7.69%

* Class I commenced operations on June 25, 2001. Index returns begin June 30, 2001.

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class I
Net Asset Value: 1/31/04	$ 12.97	$ 12.97	$ 12.97	$ 12.97
1/31/03	$ 12.76	$ 12.76	$ 12.76	$ 12.76
Distribution Information: Twelve Months: Income Dividends as of 1/31/04	$ .49	$ .39	$ .40	$ .54
January Income Dividend	$ .0388	$ .0306	$ .0317	$ .0437
SEC 30-day Yield as of 1/31/04++	3.49%	2.89%	2.99%	4.10%
Current Annualized Distribution Rate as of 1/31/04++	3.59%	2.83%	2.93%	4.04%

++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on January 31, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended January 31, 2004, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.
Class A Lipper Rankings - Corporate Debt Funds A-Rated Category as of 1/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	84	of	204	41

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] Scudder Income Fund - Class A [] LB Aggregate Bond Index+

Yearly periods ended January 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 1/31/04
Scudder Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,082	$11,221	$12,201	$16,084
	Average annual total return	.82%	3.92%	4.06%	4.87%
Class B	Growth of $10,000	$10,186	$11,295	$12,216	$15,634
	Average annual total return	1.86%	4.14%	4.08%	4.57%
Class C	Growth of $10,000	$10,384	$11,406	$12,242	$15,622
	Average annual total return	3.84%	4.48%	4.13%	4.56%
LB Aggregate Bond Index+	Growth of $10,000	$10,485	$12,345	$13,793	$19,470
	Average annual total return	4.85%	7.28%	6.64%	6.89%

		1 Year	Life of Class*
Class I	Growth of $10,000	$10,603	$11,686
	Average annual total return	6.03%	6.16%
LB Aggregate Bond Index+	Growth of $10,000	$10,485	$12,109
	Average annual total return	4.85%	7.69%

The growth of $10,000 is cumulative.

* Class I commenced operations on June 25, 2001. Index returns begin June 30, 2001.
+ The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

All performance shown is historical, assumes reinvestment of all dividends and capital gains, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit aarp.scudder.com (Class AARP) or myScudder.com (Class S) for the product's most recent month-end performance.

Returns and rankings during the 5- and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Returns and rankings may differ by share class.

Returns shown for Class AARP shares for the period prior to its inception on July 31, 2000 are derived from the historical performance of Class S shares of Scudder Income Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 1/31/04
Scudder Income Fund	1-Year	3-Year	5-Year	10-Year
Class S	5.82%	5.78%	5.28%	5.61%
Class AARP	5.83%	5.78%	5.30%	5.62%
LB Aggregate Bond Index+	4.85%	7.28%	6.64%	6.89%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 1/31/04	$ 12.97	$ 12.97
1/31/03	$ 12.75	$ 12.76
Distribution Information: Twelve Months: Income Dividends as of 1/31/04	$ .52	$ .52
January Income Dividend	$ .0415	$ .0415
SEC 30-day Yield as of 1/31/04++	3.89%	3.89%
Current Annualized Distribution Rate as of 1/31/04++	3.84%	3.84%

++ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on January 31, 2004. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended January 31, 2004, shown as an annualized percentage of the net asset value on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Yields and distribution rates are historical and will fluctuate.
Class S Lipper Rankings - Corporate Debt Funds A-Rated Category as of 1/31/04
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	68	of	204	34
3-Year	124	of	153	81
5-Year	83	of	125	66
10-Year	49	of	60	81

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] Scudder Income Fund - Class S [] LB Aggregate Bond Index+

Yearly periods ended January 31

Comparative Results as of 1/31/04
Scudder Income Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$10,582	$11,838	$12,935	$17,266
	Average annual total return	5.82%	5.78%	5.28%	5.61%
Class AARP(a)	Growth of $10,000	$10,583	$11,838	$12,945	$17,279
	Average annual total return	5.83%	5.78%	5.30%	5.62%
LB Aggregate Bond Index+	Growth of $10,000	$10,485	$12,345	$13,793	$19,470
	Average annual total return	4.85%	7.28%	6.64%	6.89%

The growth of $10,000 is cumulative.

+ The unmanaged Lehman Brothers (LB) Aggregate Bond Index is a market value-weighted measure of treasury issues, agency issues, corporate bond issues and mortgage securities. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio Management Review

Scudder Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for Scudder Income Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), an affiliate of the Advisor, is the subadvisor to the fund. DeAMIS renders investment advisory and management services including services related to foreign securities, foreign currency transactions and related investments with regard to the portion of the fund's portfolio that is allocated to it by DeIM from time-to-time for management. DeAMIS provides a full range of international investment advisory services to institutional and retail clients.

DeIM and DeAMIS are indirect, wholly owned subsidiaries of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Gary W. Bartlett

CFA, Managing Director of Deutsche Asset Management and Lead Manager of the fund.

• Joined Deutsche Asset Management in 1992 and the fund in 2002.

• Analyst specializing in taxable municipal and government investments.

• Began investment career in 1982.

• MBA, Drexel University.

Andrew P. Cestone

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1998 and the fund in 2002.

• Prior to that, investment analyst, Phoenix Investment Partners, from 1997 to 1998.

• Prior to that, credit officer, asset based lending group, Fleet Bank, from 1995 to 1997.

Warren S. Davis

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1995 and the fund in 2002.

• Analyst specializing in mortgage- and asset-backed securities.

• Began investment career in 1985.

• MBA, Drexel University.

Thomas J. Flaherty

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1995 and the fund in 2002.

• Analyst specializing in corporate bonds and mortgages.

• Began investment career in 1984.

J. Christopher Gagnier

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1997 and the fund in 2002.

• Prior to that, portfolio manager, Paine Webber, from 1984 to 1997.

• Began investment career in 1979.

• MBA, University of Chicago.

William T. Lissenden

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 2002.

• Prior to that, fixed income strategist and director of research at Conseco Capital Management, director of fixed income research and product management at Prudential Securities, national sales manager for fixed income securities at Prudential Securities and institutional sales professional at several firms including Prudential, Goldman Sachs and Merrill Lynch.

• MBA, Baruch College.

Catharine Peppiatt

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1993 and the fund in 2002.

• Previously served as director of Global Fixed Income in London.

• Portfolio manager and product manager for Core Plus Fixed Income: Philadelphia.

• MA, Oxford University.

Daniel R. Taylor

CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1998 and the fund in 2002.

• Analyst specializing in asset-backed securities and government securities.

• Prior to that, fixed income portfolio manager, asset backed securities analyst and senior credit analyst, CoreStates Investment Advisors, from 1992 to 1998.

• Began investment career in 1992.

Timothy C. Vile

CFA, Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1991 and the fund in 2002.

• Prior to that, portfolio manager for fixed income portfolios at Equitable Capital Management.

• Began investment career in 1984.

Brett Diment

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 1991 and the fund in 2002.

• Head of Emerging Market Debt for London Fixed Income and responsible for coordinating research into Continental European markets and managing global fixed income, balanced and cash-based portfolios: London.

• Began investment career in 1991.

Nima Tayebi

Director of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 2001 and the fund in 2003 as an Emerging currency fund manager. Previously, an executive director responsible for emerging markets trading at Millennium Global Investments. Prior to that, Vice President at Salomon Brothers, focusing on emerging currency and debt trading, and also Head of Fixed Income research at Renaissance Capital.

• M.Phil from Cambridge University.

Edwin Gutierrez

Vice President of Deutsche Asset Management and Portfolio Manager of the fund.

• Joined Deutsche Asset Management in 2000 and the fund in 2003 after five years of experience including emerging debt portfolio manager at INVESCO Asset Management responsible for Latin America and Asia and economist responsible for Latin America at LGT Asset Management.

• MSc, Georgetown University.

Gary Bartlett serves as lead portfolio manager of Scudder Income Fund. He is assisted by an extensive team of portfolio co-managers. In the following interview, the team discusses Scudder Income Fund's performance and the recent market environment.

Q: How did the bond market perform during the 12-month period ended January 31, 2004?

A: Bonds, which provided strong gains for investors during the previous three calendar years, again provided solid returns in the period. US Treasury securities returned 3.43% for the period, supported during the first half of the year by mixed economic data as well as heightened geopolitical concerns leading up to war in Iraq. In May, when the Federal Open Market Committee's (FOMC) expressed concerns that deflation or a period of declining prices was a possible risk, investors rushed to buy Treasury bonds ahead of an expected FOMC's interest rate cut, which would likely cause Treasury yields to decline. In fact, the FOMC's May statement eventually drove yields of 10-year Treasury notes to a 45-year intra-day low yield of 3.11% on June 13.1 However, yields subsequently climbed as the FOMC disappointed investors by cutting the fed funds rate by only a quarter of a percentage point at its June 25 meeting. Investors interpreted this move as a sign that the FOMC's view of the economy had improved. Treasury yields continued to rise in the third quarter as the US economy began to show signs of improvement, and remained range-bound in the fourth quarter.

1 Intra-day means within the day. This term is often used for the new highs and lows of a security. For example, "a new intraday high" means a security reached a new all-time high throughout the trading day, but then fell by closing.

Most of the so-called "spread sectors" of the bond market outperformed Treasuries during the year.2 Corporate bonds - especially lower quality corporate bonds - were among the strongest fixed-income performers for 2003. Corporate bonds as measured by the Lehman Brothers Credit Index outperformed Treasuries by 474 basis points (duration-adjusted excess returns).3 The Lehman Brothers Credit Index narrowed in spread versus Treasuries from 154 basis points at the beginning of the period to 87 basis points by end of the period.

2 Spread sectors are the areas of the bond market that typically offer yields higher than Treasuries. "Spread" refers the difference in yield between the individual non-Treasury sectors compared with the yields of Treasury securities. Treasury securities are guaranteed by the full faith and credit of the US government as to timely payment of principal and interest.
3 A basis point is one hundredth of a percentage point. Excess Return is the return difference between the bond and a "riskless" government bond with the same duration. Duration is the estimate of the percentage the price of a bond will rise or fall if interest rates move by one percent.

The year 2003 was an extraordinary one due to the rally and rebound in lower-rated bonds. Throughout the year, BBB-rated securities performed strongest within the investment-grade category, with spreads versus Treasuries narrowing from 242 to 128 basis points in the period; within high yield, lower-rated bonds outperformed as the spread between single B-rated bonds and Treasuries narrowed from 753 to 356 basis points. Due to a difficult third quarter, mortgage-backed securities performed only marginally better than equal-duration Treasuries for the year.

Q: How did Scudder Income Fund perform for the 12-month period ended January 31, 2004?

A: In the period, the fund outperformed its benchmark and underperformed its average Lipper peer. The total return of the fund's A shares for the 12-month period ended January 31, 2004, was 5.57%. (Class A shares, unadjusted for sales charges, which, if included, would have reduced performance. Past performance is no guarantee of future results.) The Lehman Brothers Aggregate Bond Index delivered a 4.85% return. The average fund in the Lipper Corporate Debt A-Rated Funds category had a 5.78% return for the 12-month period ended January 31, 2004.4 (Please see pages 3 through 8 for performance for other share classes and more complete performance information.)

4 The Lipper Corporate Debt A-Rated Funds category is comprised of funds that invest primarily in corporate debt issues rated A or better or government issues.

Q: What is the fund's investment strategy?

A: We believe there are significant pricing inefficiencies inherent in non-Treasury bond markets. We attempt to exploit these inefficiencies through a bottom-up investment approach. Specifically, we evaluate the strength of an individual issue based on its creditworthiness, cash flow and price. We do not focus on techniques that do not add value on a consistent basis, such as interest rate forecasting or top-down sector rotation. Therefore, we remain duration neutral versus the fund's benchmark, meaning we keep the fund's duration close to that of its index. We also do not manage sector exposure on a top-down basis.5

5 Duration is a measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a one-percentage-point change in market interest rate levels. A duration of 5, for example, means that if interest rates fall one percentage point, the price of a bond should rise by approximately 5%, and the price should fall by 5% for a one-percentage-point rise in interest rates. Bonds with a shorter duration are typically not as sensitive to interest rate movements as are bonds with a longer duration. They will, therefore, experience less price erosion in a rising-interest-rate environment.

Q: How did the fund's strategy and positioning contribute to its performance during the period?

A: The fund's outperformance compared with its benchmark was due mainly to its selective increase in holdings of lower-quality bonds, within both the investment grade and high yield components of the portfolio. With default rates declining and some corporations reducing the amount of debt on their balance sheets, we have found a number of value opportunities in this area of the market. During the most recent period when lower-quality corporate bonds outperformed other sectors of the bond market, this positioning gave the fund a distinct advantage.

While the Lehman Brothers Aggregate Bond Index does not hold high-yield bonds and contains only 11% of BBB-rated bonds, as of December 31 the fund held 7% of its assets in high-yield bonds and 14% in BBB-rated bonds. The fund's allocation to lower-quality bonds gave it a distinct performance advantage over its benchmark. At the same time, the fund's performance was held back somewhat by its stake in high-yield bonds, which tended to be more conservative than its peers in the Lipper Corporate Debt A-Rated Funds category and as a result did not participate as greatly in the high-yield bond rally during the period.

We added to the fund's position in the utilities, telecommunications and cable/media sectors. Each of these sectors turned in strong results in the period, which aided overall fund performance. As always, we added bonds to the fund's portfolio that offered attractive valuations and that were issued by companies with strong actual values.

The fund continues to hold positions in asset-backed securities (ABSs) and commercial mortgage-backed securities (CMBSs), both of which offer the opportunity to earn extra yield in comparison with Treasuries.6 Keep in mind that the guarantee of government securities relates only to the prompt payment of principal and interest and does not remove market risks if the investment is sold prior to maturity. And for investors who do their fundamental research, as we do, a wealth of individual securities is available that offer relatively low levels of risk. Our focus on finding CMBSs and ABSs that offer this combination of value and quality allowed us to generate strong performance from this portion of the portfolio in the period.

6 Asset-backed securities are bonds or notes backed by loans or accounts receivable originated by banks, credit card companies or other providers of credit. Commercial mortgage backed bonds are securities consisting of a group of commercial property mortgages.

Despite the difficulties which the mortgage-backed bond market had in July, our allocation to the sector helped the fund outperform the benchmark in July. We focused on lower- and higher-coupon mortgages, which performed better than the most sensitive securities with coupons between 5.0% to 5.5% that make up the majority of the Lehman Aggregate Bond Index. In addition, owning bonds with distinctive characteristics such as higher loan-to-value ratios7, mortgages with low loan balances and securities backed by collateral from geographic regions that are less sensitive to prepayments benefited the portfolio as interest rates rose.

7 The loan-to-value ratio is the ratio of a property's appraised value compared to the amount of the mortgage.

Q: Do you anticipate any change in your management strategies?

A: We will continue to apply our long-standing discipline of valuing the creditworthiness, structure and liquidity of individual securities. This discipline allows the team to exploit specific incorrect pricing of individual bonds. At the same time, the team continues to focus on diversifying the portfolio's total risk over a broad range of independent investment decisions.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary January 31, 2004

Asset Allocation	1/31/04	1/31/03

Corporate Bonds	26%	25%
Collateralized Mortgage Obligations	23%	17%
US Government Sponsored Agencies	13%	17%
Asset Backed	11%	13%
Foreign Bonds - US$ Denominated	10%	5%
US Government Backed	8%	19%
Municipal Investments	4%	1%
Cash Equivalents, net	3%	2%
Foreign Bonds - Non US$ Denominated	1%	-
Government National Mortgage Association	1%	1%
	100%	100%

Quality	1/31/04	1/31/03

US Government and Agencies	41%	51%
AAA*	23%	23%
AA	4%	2%
A	11%	9%
BBB	14%	11%
BB	3%	2%
B	4%	2%
	100%	100%

Effective Maturity (Excludes Cash Equivalents)	1/31/04	1/31/03

Less than 1 year	7%	8%
1 < 5 years	54%	54%
5 < 10 years	28%	23%
Greater than 10 years	11%	15%
	100%	100%

* Category includes cash equivalents, net

Weighted average effective maturity: 6.95 years and 7.1 years, respectively.

Asset allocation, quality and effective maturity are subject to change. The ratings of Moody's Investors Service, Inc. and Standard & Poor's Corporation represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end is available upon request no earlier than 15 days after month end. Please see the Account Management Resources section for contact information.

Investment Portfolio as of January 31, 2004

	Principal Amount ($)(b)	Value ($)

Corporate Bonds 26.2%
Consumer Discretionary 2.8%
American Achievement Corp., Series B, 11.625%, 1/1/2007	175,000	196,875
Bally Total Fitness Holdings Corp., 10.5%, 7/15/2011	145,000	143,550
Boca Resorts, Inc., 9.875%, 4/15/2009	305,000	323,681
Buffets, Inc., 11.25%, 7/15/2010	230,000	253,000
Carrols Corp., 9.5%, 12/1/2008	80,000	82,400
Central Garden & Pet Co., 9.125%, 2/1/2013	135,000	149,175
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	245,000	267,050
Cinemark USA, Inc., Series B, 8.5%, 8/1/2008	170,000	177,225
Circus & Eldorado, 10.125%, 3/1/2012	180,000	192,600
Comcast Cable Communications:
6.2%, 11/15/2008	1,500,000	1,647,461
6.375%, 1/30/2006	4,725,000	5,076,838
8.375%, 3/15/2013	2,789,000	3,425,957
CSC Holdings, Inc., 7.875%, 12/15/2007	255,000	273,487
Dex Media East LLC/Financial, 12.125%, 11/15/2012	810,000	974,025
DIMON, Inc.:
144A, 7.75%, 6/1/2013	50,000	52,375
Series B, 9.625%, 10/15/2011	665,000	753,112
EchoStar DBS Corp., 144A, 6.375%, 10/1/2011	50,000	51,875
El Pollo Loco, Inc., 144A, 9.25%, 12/15/2009	95,000	97,375
Eldorado Resorts LLC, 10.5%, 8/15/2006	211,000	212,846
Finlay Fine Jewelry Corp., 8.375%, 5/1/2008	335,000	345,050
FTD, Inc., 144A, 7.75%, 2/15/2014	55,000	55,000
General Motors Corp., 8.25%, 7/15/2023	255,000	285,361
Group 1 Automotive, Inc., 144A, 8.25%, 8/15/2013	210,000	229,950
Herbst Gaming, Inc., Series B, 10.75%, 9/1/2008	395,000	444,375
International Game Technology, 8.375%, 5/15/2009	255,000	306,223
J.C. Penney Co., Inc., 6.875%, 10/15/2015	115,000	121,900
Jacobs Entertainment Co., 11.875%, 2/1/2009	220,000	246,400
Kellwood Co., 7.625%, 10/15/2017	100,000	110,000
Krystal, Inc., 10.25%, 10/1/2007	75,000	75,375
Laidlaw International, Inc., 144A, 10.75%, 6/15/2011	175,000	203,219
Lin Television Corp., 144A, 6.5%, 5/15/2013	105,000	106,050
Mail-Well I Corp., 144A, 7.875%, 12/1/2013	85,000	82,663
Mediacom LLC, 7.875%, 2/15/2011	140,000	140,350
Meritage Corp., 9.75%, 6/1/2011	55,000	61,875
Mortons Restaurant Group, 144A, 7.5%, 7/1/2010	50,000	47,500
Norcraft Co./Finance, 144A, 9.0%, 11/1/2011	75,000	80,625
Penn National Gaming, Inc., 8.875%, 3/15/2010	85,000	92,650
Petro Stopping Centers, 144A, 9.0%, 2/15/2012	285,000	285,000
Premier Entertainment Biloxi LLC\Finance, 144A, 10.75%, 2/1/2012	110,000	117,563
PRIMEDIA, Inc., 7.625%, 4/1/2008	290,000	289,275
Remington Arms Co., 10.5%, 2/1/2011	195,000	205,725
Rent-Way, Inc., 144A, 11.875%, 6/15/2010	90,000	101,025
River Rock Entertainment, 144A, 9.75%, 11/1/2011	185,000	200,262
Schuler Homes, Inc., 10.5%, 7/15/2011	360,000	423,000
Scientific Games Corp., 12.5%, 8/15/2010	103,000	121,798
Sealy Mattress Co., Series B, 9.875%, 12/15/2007	50,000	51,750
Sinclair Broadcast Group, Inc.:
8.0%, 3/15/2012	140,000	151,200
8.75%, 12/15/2011	620,000	682,000
Six Flags, Inc., 8.875%, 2/1/2010	105,000	108,938
Sonic Automotive, Inc.:
Series B, 8.625%, 8/15/2013	290,000	307,400
144A, 8.625%, 8/15/2013	80,000	84,800
Time Warner, Inc., 8.11%, 8/15/2006	3,665,000	4,135,176
Toys "R" Us, Inc., 7.875%, 4/15/2013	175,000	189,422
Transwestern Publishing Co. LP, Series F, 9.625%, 11/15/2007	470,000	485,275
United Rentals North America, Inc., 144A, 6.5%, 2/15/2012	250,000	245,625
Vail Resorts, Inc., 144A, 6.75%, 2/15/2014	130,000	130,000
Venetian Casino Resort LLC, 144A, 11.0%, 6/15/2010	75,000	85,500
Wheeling Island Gaming, Inc., 10.125%, 12/15/2009	260,000	282,100
Williams Scotsman, Inc., 9.875%, 6/1/2007	215,000	216,075
Worldspan LP/ WS Finance Corp., 144A, 9.625%, 6/15/2011	115,000	122,475
		26,406,857
Consumer Staples 0.2%
Agrilink Foods, Inc., 11.875%, 11/1/2008	57,000	60,420
Elizabeth Arden, Inc., 144A, 7.75%, 1/15/2014	125,000	128,125
General Nutrition Centers, Inc., 144A, 8.5%, 12/1/2010	80,000	83,600
National Beef Packing, 144A, 10.5%, 8/1/2011	75,000	81,375
Pilgrim's Pride Corp., 9.625%, 9/15/2011	110,000	121,000
Pinnacle Foods Holding Corp., 144A, 8.25%, 12/1/2013	195,000	207,188
RITE Aid Corp., 7.3%, 3/10/2019	203,560	190,328
Salton, Inc., 10.75%, 12/15/2005	70,000	71,575
Seminis, Inc., 144A, 10.25%, 10/1/2013	95,000	102,600
Stater Brothers Holdings, Inc., 10.75%, 8/15/2006	385,000	406,175
Swift & Co., 10.125%, 10/1/2009	130,000	141,700
United Agri Products Inc., 144A, 8.25%, 12/15/2011	140,000	147,000
		1,741,086
Energy 3.4%
Avista Corp., 9.75%, 6/1/2008	900,000	1,080,000
Citgo Petroleum Corp., 11.375%, 2/1/2011	690,000	824,550
Devon Energy Corp., 7.95%, 4/15/2032	7,395,000	9,096,560
Devon Financing Corp., 7.875%, 9/30/2031	1,975,000	2,406,692
FirstEnergy Corp., Series B, 6.45%, 11/15/2011	3,215,000	3,367,362
Gulfterra Energy Partners, Series B, 6.25%, 6/1/2010	85,000	88,400
Lone Star Technologies, Inc., Series B, 9.0%, 6/1/2011	220,000	222,200
National Fuel Gas Co., 5.25%, 3/1/2013	1,290,000	1,333,130
Newpark Resources, Inc., Series B, 8.625%, 12/15/2007	205,000	210,638
Parker Drilling Co.:
144A, 9.625%, 10/1/2013	110,000	118,250
Series B, 10.125%, 11/15/2009	240,000	260,400
Pioneer Natural Resources Co.:
6.5%, 1/15/2008	4,260,000	4,645,879
9.625%, 4/1/2010	375,000	474,435
Southern Natural Gas, 8.875%, 3/15/2010	260,000	288,600
Stone Energy Corp., 8.25%, 12/15/2011	330,000	361,350
Tri-State Generation & Trans Association, 144A, 7.144%, 7/31/2033	5,560,000	5,994,959
Westport Resources Corp.:
8.25%, 11/1/2011	120,000	132,000
144A, 8.25%, 11/1/2011	85,000	93,500
Williams Cos., Inc.:
8.125%, 3/15/2012	135,000	145,800
8.75%, 3/15/2032	125,000	135,312
Williams Holdings of Delaware, Inc., 6.5%, 12/1/2008	155,000	158,100
		31,438,117
Financials 10.6%
Agfirst Farm Credit Bank, 144A, 8.393%, 12/15/2016*	3,100,000	3,555,957
Ahold Finance USA, Inc., 6.25%, 5/1/2009	445,000	456,125
AmeriCredit Corp., 9.25%, 5/1/2009	390,000	421,200
ASAT Financial LLC, 12.5%, 11/1/2006	6,500	6,874
Bank of America Corp., 5.25%, 12/1/2015	527,000	531,707
CB Richard Ellis Services, Inc., 9.75%, 5/15/2010	160,000	181,600
Citigroup, Inc., 6.0%, 10/31/2033	2,885,000	2,928,979
Dollar Financial Group, Inc., 144A, 9.75%, 11/15/2011	125,000	132,500
Farmers Insurance Exchange, 144A, 8.625%, 5/1/2024	360,000	396,000
Ford Motor Credit Co.:
5.8%, 1/12/2009	3,535,000	3,643,772
6.875%, 2/1/2006	6,730,000	7,181,946
7.0%, 10/1/2013	60,000	63,367
General Electric Capital Corp., 8.125%, 5/15/2012	5,000,000	6,107,255
General Motors Acceptance Corp., 6.875%, 9/15/2011	8,910,000	9,592,809
Goldman Sachs Group, Inc., 5.15%, 1/15/2014	8,400,000	8,448,527
Household Finance Corp., 6.5%, 1/24/2006	3,340,000	3,605,774
IOS Capital LLC, 7.25%, 6/30/2008	255,000	273,487
iStar Financial, Inc.:
6.0%, 12/15/2010	105,000	109,463
6.5%, 12/15/2013	110,000	114,125
Mantis Reef Ltd., 144A, 4.692%, 11/14/2008	10,655,000	10,740,016
PEI Holding, Inc., 11.0%, 3/15/2010	130,000	151,450
Pemex Finance Ltd., 6.55%, 2/15/2008	5,280,000	5,638,934
Pemex Project Funding Master Trust, 8.5%, 2/15/2008	7,615,000	8,719,175
PLC Trust, 144A, 2.709%, 3/31/2006	5,800,000	5,810,208
Poster Financial Group, 8.75%, 12/1/2011	215,000	226,556
PXRE Capital Trust I, 8.85%, 2/1/2027	150,000	141,000
R.H. Donnelly Finance Corp. I:
10.875%, 12/15/2012	255,000	304,087
144A, 10.875%, 12/15/2012	140,000	166,950
Rabobank Capital Fund II, 144A, 5.26%, 12/29/2049 (Perpetual)	7,630,000	7,714,846
Thornburg Mortgage, Inc., 8.0%, 5/15/2013	290,000	300,150
UAP Holdings Corp., Step-up Coupon, 0% to 1/15/2008, 10.75% to 7/15/2012	105,000	72,975
Universal City Development, 144A, 11.75%, 4/1/2010	205,000	243,438
Verizon Global Funding Corp., 7.25%, 12/1/2010	7,790,000	8,979,884
Wachovia Corp., 7.5%, 7/15/2006	1,110,000	1,250,347
		98,211,483
Health Care 0.2%
AmerisourceBergen Corp., 7.25%, 11/15/2012	300,000	321,000
Biovail Corp., 7.875%, 4/1/2010	330,000	338,250
Genesis Healthcare Corp., 144A, 8.0%, 10/15/2013	40,000	41,900
Neighborcare, Inc., 144A, 6.875%, 11/15/2013	70,000	72,275
Norcross Safety Products LLC, 144A, 9.875%, 8/15/2011	100,000	112,000
Tenet Healthcare Corp.:
6.375%, 12/1/2011	660,000	603,900
7.375%, 2/1/2013	360,000	343,800
		1,833,125
Industrials 2.1%
Allied Waste North America, Inc.:
144A, 5.75%, 2/15/2011	55,000	53,763
Series B, 8.875%, 4/1/2008	150,000	167,812
AMI Semiconductor, Inc., 10.75%, 2/1/2013	96,000	113,520
Amsted Industries, Inc., 144A, 10.25%, 10/15/2011	50,000	56,000
Atrium Companies, Inc., 144A, 10.5%, 5/1/2009	95,000	101,175
Auburn Hills Trust, 12.375%, 5/1/2020	2,510,000	3,789,882
AutoNation, Inc., 9.0%, 8/1/2008	85,000	97,750
BAE System 2001 Asset Trust, Series B 2001, 144A, 7.156%, 12/15/2011	4,059,198	4,453,190
Browning-Ferris Industries:
7.4%, 9/15/2035	220,000	213,400
9.25%, 5/1/2021	75,000	83,250
Collins & Aikman Floor Covering, Series B, 9.75%, 2/15/2010	320,000	342,400
Collins & Aikman Products Co., 10.75%, 12/31/2011	305,000	298,900
Corrections Corp. of America, 9.875%, 5/1/2009	300,000	335,250
CP Ships Ltd., 10.375%, 7/15/2012	335,000	388,600
CSK Auto, Inc., 144A, 7.0%, 1/15/2014	45,000	44,100
Dana Corp., 7.0%, 3/1/2029	365,000	352,225
Delta Air Lines, Inc.:
Series 2002-1, 6.718%, 1/2/2023	2,857,876	3,069,632
7.7%, 12/15/2005	325,000	303,062
Eagle-Picher, Inc., 9.75%, 9/1/2013	195,000	214,500
Golden State Petroleum Transportation Co., 8.04%, 2/1/2019	155,000	157,982
Hercules, Inc., 11.125%, 11/15/2007	511,000	618,310
Hornbeck Offshore Services, Inc., 10.625%, 8/1/2008	185,000	204,425
ISP Chemco, Inc., Series B, 10.25%, 7/1/2011	245,000	278,687
ISP Holdings, Inc., 10.625%, 12/15/2009	130,000	144,300
Kansas City Southern:
7.5%, 6/15/2009	195,000	201,581
9.5%, 10/1/2008	395,000	442,894
Metaldyne Corp., 144A, 10.0%, 11/1/2013	120,000	121,800
Millennium America, Inc.:
7.625%, 11/15/2026	155,000	148,800
9.25%, 6/15/2008	820,000	893,800
144A, 9.25%, 6/15/2008	110,000	119,900
Mobile Mini, Inc., 9.5%, 7/1/2013	220,000	242,000
Overseas Shipholding Group, Inc., 8.75%, 12/1/2013	90,000	101,813
Quintiles Transnational Corp., 144A, 10.0%, 10/1/2013	125,000	136,250
Seabulk International, Inc., 9.5%, 8/15/2013	190,000	201,400
Ship Finance International Ltd., 144A, 8.5%, 12/15/2013	280,000	278,950
Technical Olympic USA, Inc., 10.375%, 7/1/2012	125,000	143,750
The Brickman Group, Ltd., 11.75%, 12/15/2009	140,000	164,150
Westlake Chemical Corp., 8.75%, 7/15/2011	305,000	332,450
		19,411,653
Information Technology 0.1%
Activant Solutions, Inc., 10.5%, 6/15/2011	50,000	54,750
Communications & Powers Industry, Inc., 144A, 8.0%, 2/1/2012	125,000	128,750
DigitalNet, Inc., 9.0%, 7/15/2010	155,000	165,850
Mediacom Broadband LLC, 11.0%, 7/15/2013	60,000	66,000
Telex Communications, Inc., 144A, 11.5%, 10/15/2008	70,000	76,300
		491,650
Materials 1.0%
ARCO Chemical Co., 9.8%, 2/1/2020	515,000	527,875
Buckeye Technologies, Inc., 8.5%, 10/1/2013	75,000	81,563
Caraustar Industries, Inc., 9.875%, 4/1/2011	160,000	174,400
Dayton Superior Corp., 144A, 10.75%, 9/15/2008	140,000	147,000
Dow Chemical Co., 7.0%, 8/15/2005	2,225,000	2,373,461
Equistar Chemicals LP:
8.75%, 2/15/2009	705,000	724,387
144A, 10.625%, 5/1/2011	50,000	54,250
Georgia-Pacific Corp.:
7.7%, 6/15/2015	165,000	172,838
144A, 8.0%, 1/15/2024	625,000	634,375
9.375%, 2/1/2013	325,000	366,437
Huntsman Advanced Materials LLC, 144A, 11.0%, 7/15/2010	225,000	255,375
Huntsman International LLC, 144A, 11.625%, 10/15/2010	90,000	94,050
IMC Global, Inc., 144A, 10.875%, 8/1/2013	425,000	527,000
Owens-Brockway Glass Container, 8.25%, 5/15/2013	275,000	294,250
Pliant Corp., 11.125%, 9/1/2009	265,000	278,250
Portola Packaging, Inc., 144A, 8.25%, 2/1/2012	35,000	36,225
Rockwood Specialties Group, Inc., 144A, 10.625%, 5/15/2011	95,000	105,687
Texas Industries, Inc., 10.25%, 6/15/2011	85,000	97,750
TriMas Corp., 9.875%, 6/15/2012	215,000	230,050
United States Steel LLC, 9.75%, 5/15/2010	275,000	312,125
Weyerhaeuser Co., 7.375%, 3/15/2032	1,990,000	2,241,029
		9,728,377
Telecommunication Services 0.7%
American Cellular Corp., Series B, 10.0%, 8/1/2011	500,000	552,500
Bell Atlantic Maryland, 8.3%, 8/1/2031	2,145,000	2,766,780
Cincinnati Bell, Inc., 8.375%, 1/15/2014	595,000	632,187
Insight Midwest LP:
9.75%, 10/1/2009	50,000	52,000
10.5%, 11/1/2010	75,000	79,688
144A, 10.5%, 11/1/2010	185,000	196,562
MCI Communications Corp., 144A, 7.0%, 1/31/2014	80,000	85,200
Nortel Networks Ltd., 6.125%, 2/15/2006	180,000	187,650
Northern Telecom Capital Corp.: 7.4% , 6/15/2006	110,000	117,700
7.875%, 6/15/2026	260,000	276,900
Qwest Corp.:
5.625%, 11/15/2008	1,325,000	1,311,750
7.25%, 9/15/2025	40,000	40,000
7.25%, 10/15/2035	60,000	59,700
Triton PCS, Inc., 8.5%, 6/1/2013	50,000	54,750
		6,413,367
Utilities 5.1%
Alabama Power Co., 7.125%, 8/15/2004	6,500,000	6,702,137
American Electric Power, Series C, 5.375%, 3/15/2010	7,550,000	7,945,854
CMS Energy Corp.:
7.5%, 1/15/2009	350,000	364,875
144A, 7.75%, 8/1/2010	105,000	111,300
8.5%, 4/15/2011	105,000	113,925
Consumers Energy Co.:
Series E, 4.0%, 5/15/2010	1,405,000	1,368,175
Series B, 144A, 5.375%, 4/15/2013	5,920,000	6,007,462
El Paso Production Holding Corp., 144A, 7.75%, 6/1/2013	760,000	752,400
Entergy Gulf States, 144A, 6.2%, 7/1/2033	7,885,000	7,604,814
Illinois Power, 11.5%, 12/15/2010	240,000	286,800
MSW Energy Holdings/Finance, 8.5%, 9/1/2010	70,000	77,000
Northeast Utilities, Series B, 3.3%, 6/1/2008	3,985,000	3,890,073
NRG Energy, Inc., 144A, 8.0%, 12/15/2013	765,000	795,600
Pacificorp., 6.9%, 11/15/2011	725,000	842,370
PG&E Corp., 144A, 6.875%, 7/15/2008	135,000	147,150
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	350,000	385,000
United Energy Distribution Ltd., 144A, 4.7%, 4/15/2011	3,505,000	3,576,859
Xcel Energy, Inc., 7.0%, 12/1/2010	5,440,000	6,210,979
		47,182,773
Total Corporate Bonds (Cost $236,864,781)		242,858,488

Foreign Bonds - US$ Denominated 9.8%
Alcan, Inc., 6.125%, 12/15/2033	6,265,000	6,452,179
Alestra SA de RL de CV, 8.0%, 6/30/2010	305,000	260,775
Arcel Finance Ltd., 144A, 7.048%, 9/1/2011	3,090,000	3,182,700
Axtel SA, 144A, 11.0%, 12/15/2013	275,000	279,812
Brazilian Merchant Voucher, 144A, 5.911%, 6/15/2011	3,250,000	3,241,875
Banque Centrale De Tunisie, 8.25%, 9/19/2027	1,600,000	1,788,000
Burns, Philp & Co., Ltd., 144A, 9.75%, 7/15/2012	135,000	146,475
Cascades, Inc., 7.25%, 2/15/2013	325,000	350,187
Conproca SA de CV: Registered S, 12.0%, 6/16/2010	190,000	247,000
144A, 12.0%, 6/16/2010	105,000	136,500
Crown Euro Holdings SA, 10.875%, 3/1/2013	230,000	270,250
Eircom Funding, 8.25%, 8/15/2013	215,000	239,725
Embratel Participacoes SA, 144A, 11.0%, 12/15/2008	105,000	102,900
Euramax International PLC, 144A, 8.5%, 8/15/2011	180,000	191,700
Fage Dairy Industry SA, 9.0%, 2/1/2007	815,000	825,187
Federal Republic of Brazil:
8.25%, 1/20/2034	525,000	452,087
8.875%, 4/15/2024	1,005,000	939,675
11.0%, 8/17/2040	500,000	545,000
France Telecom, 7.75%, 3/1/2011	1,035,000	1,245,822
Gazprom OAO, 144A, 9.625%, 3/1/2013	220,000	244,200
Hutchinson Whampoa International Ltd., 144A, 7.45%, 11/24/2033	960,000	1,009,272
Inmarsat Finance PLC, 144A, 7.625%, 6/30/2012	305,000	314,150
Innova S. de R.L.:
144A, 9.375%, 9/19/2013	310,000	330,925
12.875%, 4/1/2007	20,416	20,620
Jafra Cosmetics International, Inc., 10.75%, 5/15/2011	280,000	309,400
Koninklijke KPN NV, 8.0%, 10/1/2010	2,840,000	3,403,641
LeGrand SA, 8.5%, 2/15/2025	235,000	257,325
Luscar Coal Ltd., 9.75%, 10/15/2011	215,000	244,025
Millicom International Cellular SA, 144A, 10.0%, 12/1/2013	250,000	261,250
Mobile Telesystems Financial SA, 144A, 8.375%, 10/14/2010	235,000	242,344
New ASAT (Finance) Ltd., 144A, 9.25%, 2/1/2011	205,000	215,762
Petroleos Mexicanos, 9.5%, 9/15/2027	200,000	237,000
Petroleos Mexicanos, Series P, 9.5%, 9/15/2027	1,200,000	1,428,000
PTC International Finance II SA, 11.25%, 12/1/2009	140,000	152,600
QBE Insurance Group Ltd., 144A, 5.647%, 7/1/2023	4,330,000	4,165,127
Republic of Algeria, 2.0%, 3/4/2010	600,000	586,500
Republic of Bulgaria, 8.25%, 1/15/2015	2,850,000	3,377,250
Republic of Chile, 5.625%, 7/23/2007	2,965,000	3,182,038
Republic of El Salvador, 8.25%, 4/10/2032	1,170,000	1,193,400
Republic of Turkey:
8.0%, 2/14/2034	1,200,000	1,222,500
11.875%, 1/15/2030	500,000	700,000
12.375%, 6/15/2009	800,000	1,008,000
Republic of Venezuela, 10.75%, 9/19/2013	700,000	721,000
Royal Bank of Scotland Group PLC (ADR):
Series 3, 7.816%, 11/29/2049	5,769,000	6,325,224
9.118%, 3/31/2049	10,755,000	13,485,974
Royal Caribbean Cruises Ltd., 7.5%, 10/15/2027	170,000	169,150
Russia Federation:
Step-up Coupon, 5.0% to 3/31/2007, 7.5% to 3/31/2030	900,000	877,500
3.0%, 5/14/2011	2,700,000	2,112,750
Sappi Papier Holding AG, 144A, 7.5%, 6/15/2032	2,745,000	3,179,553
Shaw Communications, Inc., 8.25%, 4/11/2010	170,000	197,200
Sistema Capital SA, 144A, 8.875%, 1/28/2011	175,000	174,563
Stena AB:
144A, 7.5%, 11/1/2013	100,000	106,500
9.625% , 12/1/2012	50,000	57,125
Tembec Industries, Inc., 144A, 8.5%, 2/1/2011	630,000	611,100
TFM SA de CV:
10.25%, 6/15/2007	380,000	397,100
11.75%*, 6/15/2009	390,000	395,850
12.5%, 6/15/2012	225,000	257,625
Tyco International Group SA:
5.8%, 8/1/2006	7,990,000	8,448,163
6.375%, 2/15/2006	4,080,000	4,343,825
Ukraine Government:
7.65%, 6/11/2013	140,000	142,450
144A, 7.65%, 6/11/2013	180,000	183,825
United Mexican States:
7.5%, 4/8/2033 (f)	1,733,000	1,812,718
8.0%, 9/24/2022	200,000	220,500
9.875%, 2/1/2010	500,000	632,200
Vale Overseas Ltd., 8.25%, 1/17/2034	210,000	191,100
Vicap SA, 11.375%, 5/15/2007	180,000	180,900
Vitro SA de CV, Series A, 144A, 11.75%, 11/1/2013	225,000	221,625
Vivendi Universal SA, Series B, 9.25%, 4/15/2010	505,000	590,850
Total Foreign Bonds - US$ Denominated (Cost $89,215,679)		91,039,548

Foreign Bonds - Non US$ Denominated 0.6%
Government of Poland, 6.0%, 11/24/2010 PLZ	7,400,000	1,821,878
Republic of Romania, 8.5%, 5/8/2012 EUR	2,600,000	3,792,006
Total Foreign Bonds - Non US$ Denominated (Cost $5,612,678)		5,613,884

Convertible Bond 0.0%
DIMON, Inc., 6.25%, 3/31/2007 (Cost $144,804)	160,000	152,000

Asset Backed 11.2%
Automobile Receivables 6.2%
AmeriCredit Automobile Receivables Trust, "A4", Series 2001-C, 5.01%, 7/14/2008	11,130,000	11,479,915
Household Automotive Trust, "A4A", Series 2002-3, 3.44%, 5/18/2009	12,345,000	12,548,867
MMCA Automobile Trust:
"A4", Series 2002-3, 3.57%, 8/17/2009	10,395,000	10,465,681
"A4", Series 2002-2, 4.3%, 3/15/2010	5,125,000	5,187,640
"B", Series 2002-1, 5.37%, 1/15/2010	4,066,777	4,075,809
WFS Financial Owner Trust, "A4", Series 2002-2, 4.5%, 2/20/2010	12,790,000	13,288,687
		57,046,599
Credit Card Receivables 0.7%
Bank One Issuance Trust, "A1", Series 2002-A1, 1.23%, 1/15/2010*	2,000,000	2,003,925
Citibank Credit Card Issuance Trust, "A7", Series 2003-A7, 4.15%, 7/7/2017	4,450,000	4,196,780
		6,200,705
Home Equity Loans 3.0%
AQ Finance NIM Trust:
"Note", Series 2003-N2A, 144A, 9.3%, 3/25/2033	1,586,921	1,602,790
"Note", Series 2003-N1, 144A, 9.37%, 3/25/2033	1,419,187	1,426,727
Asset Backed Securities Corp. Home Equity, "A", Series 2003-HE2, 144A, 7.0%, 4/17/2033	3,408,920	3,357,786
Centex Home Equity:
"AF6", Series 2002-D, 4.66%, 12/25/2032	8,570,000	8,747,993
"AF6", Series 2000-D, 6.93%, 1/25/2031	3,928,308	4,214,222
CountryWide Asset-Backed Certificates, Class N, "NOTE", Series 2003-BC3N, 144A, 8.0%, 9/25/2033	5,844,205	5,880,731
Countrywide Home Loans, Class N, Series 2002-3, 144A, 9.0%, 9/25/2032	271,015	272,233
Residential Asset Securities Corp., "AI6", Series 2000-KS1, 7.905%, 2/25/2031	2,645,190	2,817,852
		28,320,334
Manufactured Housing Receivables 0.7%
Green Tree Financial Corp., "A5", Series 1996-5, 7.05%, 1/15/2019	6,186,520	6,509,833
Miscellaneous 0.6%
Northwest Airlines, "G", Series 1999-3, 7.935%, 10/1/2020	4,334,957	4,835,180
PSE&G Transition Funding LLC, "A8", Series 2001-1, 6.89%, 12/15/2017	520,000	608,253
		5,443,433
Total Asset Backed (Cost $102,118,164)		103,520,904

US Government Backed 8.0%
US Treasury Bond:
5.375%, 2/15/2031	400,000	424,250
6.0%, 2/15/2026 (f)	33,146,000	37,326,804
US Treasury Note:
1.625%, 4/30/2005	3,295,000	3,305,169
1.875%, 11/30/2005 (f)	4,035,000	4,045,717
5.0%, 8/15/2011 (f)	11,925,000	12,847,327
5.75%, 8/15/2011	1,100,000	1,239,046
6.125%, 8/15/2007 (f)	12,503,000	13,992,133
6.625%, 5/15/2007	1,300,000	1,469,203
Total US Government Backed (Cost $76,515,423)		74,649,649

	Principal Amount ($)	Value ($)

Collateralized Mortgage Obligations 23.0%
Federal Home Loan Mortgage Corp.:
"MB", Series 2691, 4.0%, 4/15/2022	14,500,000	14,739,011
"LA", Series 2643, 4.5%, 1/15/2011	7,295,000	7,513,740
"ME", Series 2691, 4.5%, 4/15/2032	10,922,000	10,501,542
"QH", Series 2694, 4.5%, 3/15/2032	10,000,000	9,598,827
"1A2B", Series T-48, 4.688%, 7/25/2022	5,510,000	5,615,226
"PE", Series 2721, 5.0%, 1/15/2023	345,000	344,922
"QK", Series 2513, 5.0%, 8/15/2028	3,801,604	3,841,677
"CH", Series 2390, 5.5%, 12/15/2016	2,900,000	3,010,830
"DB", Series 2483, 5.5%, 9/15/2012	3,203,090	3,227,797
"GD", Series 2497, 5.5%, 7/15/2014	9,099,679	9,308,264
"PE", Series 2522, 5.5%, 3/15/2022	11,050,000	11,419,367
"PE", Series 2450, 6.0%, 7/15/2021	6,070,000	6,384,936
"3A", Series T-58, 7.0%, 9/25/2043	4,525,763	4,874,138
"3A", Series T-41, 7.5%, 7/25/2032	3,389,063	3,711,024
Federal National Mortgage Association:
"TD", Series 2003-87, 3.5%, 4/25/2011	8,400,000	8,464,303
"PU", Series 2003-33, 4.5%, 5/25/2033	7,476,524	7,667,804
"A2", Series 2002-W10, 4.7%, 8/25/2042	3,535,000	3,608,332
"A2", Series 2002-W9, 4.7%, 8/25/2042	3,011,933	3,033,603
"2A3", Series 2003-W15, 4.71%, 8/25/2043	7,460,000	7,723,006
"C", Series 2002-M2, 4.717%, 8/25/2012	9,425,000	9,539,358
"A2", Series 2002-W3, 5.5%, 10/25/2021	5,984,013	6,062,883
"OG", Series 2001-69, 5.5%, 12/25/2016	2,005,750	2,046,509
"PG", Series 2002-3, 5.5%, 2/25/2017	3,750,000	3,837,836
"QC", Series 2002-11, 5.5%, 3/25/2017	4,270,000	4,434,054
"AN", Series 2000-27, 6.0%, 8/25/2030	1,447,730	1,499,295
"VD", Series 2002-56, 6.0%, 4/25/2020	1,822,932	1,871,927
"A2", Series 2002-T4, 7.0%, 12/25/2041	9,046,193	9,778,374
"ZQ", Series G92-9, 7.0%, 12/25/2021	3,707,355	3,874,242
"2A", Series 2002-W6, 7.5%, 6/25/2042	8,796,685	9,607,634
"A5", Series 2002-W4, 7.5%, 5/25/2042	3,258,567	3,558,968
Whole Loan, "2A3", Series 2001-4, 4.16%, 6/25/2042	4,800,000	4,856,167
Master Asset Securitization Trust, "8A1", Series 2003-6, 5.5%, 7/25/2033	7,452,592	7,688,409
Structured Asset Securities Corp., "2A1", Series 2003-1, 6.0%, 2/25/2018	4,993,199	5,157,556
Washington Mutual Mortgage Securities Corp., "1A1", Series 2003-MS, 5.75%, 3/25/2033	3,967,007	4,009,717
Wells Fargo Mortgage Backed Securities Trust:
"1A1", Series 2003-6, 5.0%, 6/25/2018	7,421,654	7,531,828
"1A3", Series 2002-18, 6.0%, 12/25/2032	3,050,438	3,135,542
Total Collateralized Mortgage Obligations (Cost $210,997,777)		213,078,648

Municipal Investments 4.3%
Brockton, MA, Core City GO, Economic Development, Series A, 6.45%, 5/1/2017 (c)	1,825,000	2,024,180
Hoboken, NJ, State GO, Series B, 5.33%, 2/1/2018 (c)	5,130,000	5,207,514
Illinois, State GO, General Obligation, 4.95%, 6/1/2023	6,485,000	6,168,727
Jicarilla, NM, Apache Nation Revenue, 144A, 5.2%, 12/1/2013	3,555,000	3,589,092
La Quinta, CA, Redevelopment Agency Tax Allocation, Redevelopment Project Area No. 1, 6.24%, 9/1/2023 (c)	390,000	410,023
Muscatine, IA, Electric Revenue, 3.96%, 1/1/2008 (c)	3,000,000	3,054,480
Portland, OR, River District, Renewal & Redevelopment Revenue, Series B, 3.8%, 6/15/2012 (c)	1,955,000	1,852,441
South Portland, ME, State GO, 5.1%, 3/1/2017 (c)	1,890,000	1,866,829
Union County, NJ, Improvement Authority, Student Loan Revenue, 5.29%, 4/1/2018 (c)	4,245,000	4,256,037
Virgin Islands, Port Authority Revenue, Port Authority, Marine Revenue, Series B, 5.08%, 9/1/2013 (c)	3,600,000	3,674,916
Washington, Industrial Development Revenue, Economic Development Financial Authority, CSC Taco LLC Project, Series A, 3.8%, 10/1/2011 (c)	1,335,000	1,287,327
West Valley City, UT, Municipal Building Authority, Lease Revenue, Special Obligation Crossover, 7.67%, 5/1/2006	2,150,000	2,372,439
Wisconsin, State GO, General Revenue, Series A, 5.7%, 5/1/2026 (c)	3,785,000	3,912,025
Total Municipal Investments (Cost $39,595,218)		39,676,030

US Government Agency Sponsored Pass-Thrus 13.1%
Federal Home Loan Mortgage Corp.:
2.875%, 12/15/2006 (f)	9,485,000	9,568,127
3.5%, Class "QC", Series 2694, 9/15/2020	9,095,000	9,190,298
5.0% with various maturities from 8/15/2028 until 4/1/2033 (e)	13,748,000	13,563,928
6.5% with various maturities from 10/1/2033 until 12/1/2033	1,757,897	1,850,425
Federal National Mortgage Association:
5.0% with various maturities from 11/1/2017 until 4/1/2033 (e)	11,393,676	11,455,933
5.5% with various maturities from 3/1/2018 until 8/1/2033 (e)	50,936,989	52,291,296
6.0%, 11/1/2017	4,727,866	4,982,266
6.37%, 1/1/2008	3,824,000	4,237,583
6.5% with various maturities from 9/1/2016 until 12/1/2033	12,120,480	12,772,906
8.0%, 9/1/2015	1,703,708	1,828,653
Total US Government Agency Sponsored Pass-Thrus (Cost $121,027,618)		121,741,415
Government National Mortgage Association 0.9%
5.0%, 9/20/2033	4,802,546	4,771,946
7.0%, 12/15/2008	3,418,134	3,637,749
Total Government National Mortgage Association (Cost $8,417,203)		8,409,695

	Shares	Value ($)

Preferred Stock 0.0%
TNP Enterprises, Inc. Series D (Cost $59,322)	790	92,387

Convertible Preferred Stocks 0.0%
Hercules Trust II (Cost $290,160)	465	372,000

Cash Equivalents 12.9%
Daily Assets Fund Institutional, 1.06% (g) (h)	65,763,533	65,763,533
Scudder Cash Management QP Trust, 1.09% (d)	54,308,068	54,308,068
Total Cash Equivalents (Cost $120,071,601)		120,071,601

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,010,930,428) (a)	110.0	1,021,276,249
Other Assets and Liabilities, Net	(10.0)	(92,478,556)
Net Assets	100.0	928,797,693

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of January 31, 2004.
(a) The cost for federal income tax purposes was $1,012,898,144. At January 31, 2004, net unrealized appreciation for all securities based on tax cost was $8,378,105. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,789,586 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,411,481.
(b) Principal amount stated in US dollars unless otherwise noted.
(c) Bond is insured by one of these companies:
Insurance Coverage		As a % of Total Investment Portfolio
AMBAC	AMBAC Assurance Corp.	.6
FGIC	Financial Guaranty Insurance Company	.2
FSA	Financial Security Assurance	1.1
MBIA	Municipal Bond Investors Assurance	.9

(d) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(e) Mortgage dollar rolls included.
(f) All or a portion of these securities were on loan (See Notes to Financial Statements). The value of all securities loaned at January 31, 2004 amounted to $62,964,229, which is 6.8% of total net assets.
(g) Daily Asset Fund Institutional, an affiliated fund, is also managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.
(h) Represents collateral held in connection with securities lending.

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp. and the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in the investment portfolio.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Currency Abbreviations
EUR	Euro
PLZ	Polish Zloty

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2004
Assets
Investments: Investments in securities, at value (cost $890,858,827)	$ 901,204,648
Investment in Daily Assets Fund Institutional (cost $65,763,533)*	65,763,533
Investment in Scudder Cash Management QP Trust (cost $54,308,068)	54,308,068
Total investments in securities, at value (cost $1,010,930,428)	1,021,276,249
Cash	7,308,547
Receivable for investments sold	39,877,100
Interest receivable	9,378,265
Receivable for Fund shares sold	639,368
Total assets	1,078,479,529
Liabilities
Due to custodian bank	1,147,004
Payable upon return of securities loaned	65,763,533
Payable for investments purchased	59,848,112
Payable for investments purchased - mortgage dollar rolls	15,775,923
Deferred mortgage dollar roll income	47,745
Payable for Fund shares redeemed	6,248,369
Accrued management fee	418,297
Other accrued expenses and payables	432,853
Total liabilities	149,681,836
Net assets, at value	$ 928,797,693
Net Assets
Net assets consist of: Undistributed net investment income	3,154,782
Net unrealized appreciation (depreciation) on: Investments	10,345,821
Foreign currency related transactions	36,812
Accumulated net realized gain (loss)	(75,808,751)
Paid-in capital	991,069,029
Net assets, at value	$ 928,797,693

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2004 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($282,872,136 / 21,812,169 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.97
Maximum offering price per share (100 / 95.50 of $12.97)	$ 13.58
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($46,974,602 / 3,621,746 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.97
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($18,864,086 / 1,454,551 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 12.97
Maximum offering price per share (100 / 99.00 of $12.97)	$ 13.10
Class I Net Asset Value, offering and redemption price per share ($593,486 / 45,757 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.97
Class AARP Net Asset Value, offering and redemption price per share ($171,797,818 / 13,247,745 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.97
Class S Net Asset Value, offering and redemption price per share ($407,695,565 / 31,433,457 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.97

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended January 31, 2004
Investment Income
Income: Interest	$ 44,631,479
Interest - Scudder Cash Management QP Trust	722,928
Securities lending income	3,235
Dividends	18,251
Total Income	45,375,893
Expenses: Management fee	5,283,603
Administrative fee	2,980,656
Distribution service fees	1,480,317
Trustees' fees and expenses	33,416
Other	19,869
Total expenses, before expense reductions	9,797,861
Expense reductions	(2,428)
Total expenses, after expense reductions	9,795,433
Net investment income	35,580,460
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	32,273,258
Foreign currency related transactions	(153,326)
32,119,932
Net unrealized appreciation (depreciation) during the period on: Investments	(12,660,566)
Foreign currency related transactions	36,812
(12,623,754)
Net gain (loss) on investment transactions	19,496,178
Net increase (decrease) in net assets resulting from operations	$ 55,076,638

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended January 31
	2004	2003
Operations: Net investment income	$ 35,580,460	$ 52,625,834
Net realized gain (loss) on investment transactions	32,119,932	1,807,007
Net unrealized appreciation (depreciation) on investment transactions during the period	(12,623,754)	22,705,275
Net increase (decrease) in net assets resulting from operations	55,076,638	77,138,116
Distributions to shareholders from: Net investment income: Class A	(11,126,240)	(15,084,806)
Class B	(1,722,380)	(2,614,211)
Class C	(656,484)	(925,802)
Class I	(125,464)	(622,793)
Class AARP	(7,116,006)	(8,203,206)
Class S	(18,026,103)	(29,543,786)
Fund share transactions: Proceeds from shares sold	163,694,722	273,937,180
Reinvestment of distributions	29,972,221	45,031,379
Cost of shares redeemed	(324,747,881)	(520,634,984)
Net increase (decrease) in net assets from Fund share transactions	(131,080,938)	(201,666,425)
Increase (decrease) in net assets	(114,776,977)	(181,522,913)
Net assets at beginning of period	1,043,574,670	1,225,097,583
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $3,154,782 and $6,659, respectively)	$ 928,797,693	$ 1,043,574,670

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended January 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.76	$ 12.51	$ 12.64
Income (loss) from investment operations: Net investment income[b]	.44	.56	.40
Net realized and unrealized gain (loss) on investment transactions	.26	.29	(.12)
Total from investment operations	.70	.85	.28
Less distributions from: Net investment income	(.49)	(.60)	(.41)
Net asset value, end of period	$ 12.97	$ 12.76	$ 12.51
Total Return (%)[c]	5.57	7.03	2.26**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	283	301	313
Ratio of expenses (%)	1.07	1.07	1.07*
Ratio of net investment income (%)	3.47	4.46	5.28*
Portfolio turnover rate (%)	210[d]	235[d]	152[d]
[a] For the period from June 25, 2001 (commencement of sales of Class A shares) to January 31, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The portfolio turnover rate including mortgage dollar roll transactions was 248%, 259% and 180% for the periods ended January 31, 2004, 2003 and 2002, respectively.
* Annualized
** Not annualized

Class B
Years Ended January 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.76	$ 12.51	$ 12.64
Income (loss) from investment operations: Net investment income[b]	.35	.47	.35
Net realized and unrealized gain (loss) on investment transactions	.25	.29	(.12)
Total from investment operations	.60	.76	.23
Less distributions from: Net investment income	(.39)	(.51)	(.36)
Net asset value, end of period	$ 12.97	$ 12.76	$ 12.51
Total Return (%)[c]	4.86	6.22	1.80**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47	65	68
Ratio of expenses (%)	1.83	1.83	1.82*
Ratio of net investment income (%)	2.71	3.70	4.53*
Portfolio turnover rate (%)	210[d]	235[d]	152[d]
[a] For the period from June 25, 2001 (commencement of sales of Class B shares) to January 31, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The portfolio turnover rate including mortgage dollar roll transactions was 248%, 259% and 180% for the periods ended January 31, 2004, 2003 and 2002, respectively.
* Annualized
** Not annualized

Class C
Years Ended January 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.76	$ 12.51	$ 12.64
Income (loss) from investment operations: Net investment income[b]	.36	.48	.35
Net realized and unrealized gain (loss) on investment transactions	.25	.29	(.12)
Total from investment operations	.61	.77	.23
Less distributions from: Net investment income	(.40)	(.52)	(.36)
Net asset value, end of period	$ 12.97	$ 12.76	$ 12.51
Total Return (%)[c]	4.88	6.33	1.86**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19	22	23
Ratio of expenses (%)	1.73	1.73	1.72*
Ratio of net investment income (%)	2.81	3.80	4.63*
Portfolio turnover rate (%)	210[d]	235[d]	152[d]
[a] For the period from June 25, 2001 (commencement of sales of Class C shares) to January 31, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] The portfolio turnover rate including mortgage dollar roll transactions was 248%, 259% and 180% for the periods ended January 31, 2004, 2003 and 2002, respectively.
* Annualized
** Not annualized

Class I
Years Ended January 31,	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.76	$ 12.52	$ 12.64
Income (loss) from investment operations: Net investment income[b]	.50	.62	.44
Net realized and unrealized gain (loss) on investment transactions	.25	.28	(.11)
Total from investment operations	.75	.90	.33
Less distributions from: Net investment income	(.54)	(.66)	(.45)
Net asset value, end of period	$ 12.97	$ 12.76	$ 12.52
Total Return (%)	6.03	7.33	2.69**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.6	13	14
Ratio of expenses (%)	.62	.63	.62*
Ratio of net investment income (%)	3.92	4.90	5.73*
Portfolio turnover rate (%)	210[c]	235[c]	152[c]
[a] For the period from June 25, 2001 (commencement of sales of Class I shares) to January 31, 2002.
[b] Based on average shares outstanding during the period.
[c] The portfolio turnover rate including mortgage dollar roll transactions was 248%, 259% and 180% for the periods ended January 31, 2004, 2003 and 2002, respectively.
* Annualized
** Not annualized

Class AARP
Years Ended January 31,	2004	2003	2002[a]	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 12.75	$ 12.51	$ 12.71	$ 12.19
Income (loss) from investment operations: Net investment income[c]	.47	.59	.72	.39
Net realized and unrealized gain (loss) on investment transactions	.27	.28	(.18)	.55
Total from investment operations	.74	.87	.54	.94
Less distributions from: Net investment income	(.52)	(.63)	(.74)	(.42)
Net asset value, end of period	$ 12.97	$ 12.75	$ 12.51	$ 12.71
Total Return (%)	5.83	7.29	4.26	7.93**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	172	173	157	131
Ratio of expenses (%)	.83	.83	.85	.91*
Ratio of net investment income (%)	3.71	4.70	5.63	6.30*
Portfolio turnover rate (%)	210[d]	235[d]	152[d]	260
[a] As required, effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to February 1, 2001 are included as interest income. The effect of these changes for the year ended January 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) per share by $.01, and decrease the ratio of net investment income to average net assets from 5.73% to 5.63%. Per share data and ratios for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
[b] For the period from July 31, 2000 (commencement of sales of Class AARP shares) to January 31, 2001.
[c] Based on average shares outstanding during the period.
[d] The portfolio turnover rate including mortgage dollar roll transactions was 248%, 259% and 180% for the years ended January 31, 2004, 2003 and 2002, respectively.
* Annualized
** Not annualized

Class S
Years Ended January 31,	2004	2003	2002[a]	2001	2000
Selected Per Share Data
Net asset value, beginning of period	$ 12.76	$ 12.51	$ 12.72	$ 12.21	$ 13.36
Income (loss) from investment operations:
Net investment income[b]	.47	.59	.72	.80	.79
Net realized and unrealized gain (loss) on investment transactions	.26	.29	(.19)	.63	(1.13)
Total from investment operations	.73	.88	.53	1.43	(.34)
Less distributions from: Net investment income	(.52)	(.63)	(.74)	(.92)	(.81)
Net asset value, end of period	$ 12.97	$ 12.76	$ 12.51	$ 12.72	$ 12.21
Total Return (%)	5.82	7.29	4.26	12.21[c]	(2.61)[c,d]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	408	469	650	705	688
Ratio of expenses before expense reductions (%)	.83	.83	.85	1.26	1.44
Ratio of expenses after expense reductions (%)	.83	.83	.85	.97[e]	.95
Ratio of net investment income (%)	3.71	4.70	5.63	6.54	6.19
Portfolio turnover rate (%)	210[f]	235[f]	152[f]	260	81
[a] As required, effective February 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage-backed securities which were included in realized gain/loss on investment transactions prior to February 1, 2001 are included as interest income. The effect of these changes for the year ended January 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gain (loss) per share by $.01, and decrease the ratio of net investment income to average net assets from 5.73% to 5.63%. Per share data and ratios for periods prior to February 1, 2001 have not been restated to reflect this change in presentation.
[b] Based on average shares outstanding during the period.
[c] Total returns would have been lower had certain expenses not been reduced.
[d] If the Advisor had not reimbursed the Fund for losses incurred in connection with portfolio securities trading, the total return for the year ended January 31, 2000 would have been lower.
[e] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.21% and .93%, respectively.
[f] The portfolio turnover rate including mortgage dollar roll transactions was 248%, 259% and 180% for the years ended January 31, 2004, 2003 and 2002, respectively.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder Income Fund (the "Fund") is a diversified series of Scudder Portfolio Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to a 1% initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Effective March 1, 2004, Class C shares will no longer be offered with an initial sales charge. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells to a bank or broker/dealer (the "counterparty") mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities on a fixed date. The counterparty receives all principal and interest payments, including prepayments, made on the security while it is with the holder. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Mortgage dollar rolls may be treated for purposes of the 1940 Act as borrowings by the Fund because they involve the sale of a security coupled with an agreement to repurchase. A mortgage dollar roll involves costs to the Fund. For example, while the Fund receives compensation as consideration for agreeing to repurchase the security, the Fund forgoes the right to receive all principal and interest payments while the counterparty holds the security. These payments to the counterparty may exceed the compensation received by the Fund, thereby effectively charging the Fund interest on its borrowing. Further, although the Fund can estimate the amount of expected principal prepayment over the term of the mortgage dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Fund's borrowing.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. There can be no assurance that the Fund's use of the cash that it receives from a mortgage dollar roll will provide a return that exceeds its borrowing costs.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At January 31, 2004, the Fund had a net tax basis capital loss carryforward of approximately $74,007,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until January 31, 2008 ($23,139,000), January 31, 2009 ($45,353,000) and January 31, 2011 ($5,515,000), the respective expiration dates, whichever occurs first, which may be subject to certain limitations imposed by Section 382 of the Internal Revenue Code.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities and securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At January 31, 2004, the Fund's components of distributable earnings (accumulated losses) on a net tax basis were as follows:

Undistributed ordinary income*	$ 3,154,782
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (74,007,000)
Net unrealized appreciation (depreciation) on investments	$ 8,378,105

In addition, the tax character of distributions paid by the Fund is summarized as follows:

	Years ended January 31,
	2004	2003
Distributions from ordinary income*	$ 38,772,677	$ 56,994,604

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended January 31, 2004, purchases and sales of investment securities (excluding short-term investments, US Treasury obligations and mortgage dollar rolls) aggregated $1,141,245,523 and $1,137,171,898, respectively. Purchases and sales of US Treasury obligations aggregated $921,853,295 and $1,052,835,193, respectively. Purchases and sales of mortgage dollar rolls aggregated $379,142,970 and $380,406,366, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.55% of the first $250,000,000 of the Fund's average daily net assets, 0.52% of the next $750,000,000 of such net assets, 0.50% of the next $1,500,000,000 of such net assets, 0.48% of the next $2,500,000,000 of such net assets, 0.45% of the next $2,500,000,000 of such net assets, 0.43% of the next $2,500,000,000 of such net assets, 0.41% of the next $2,500,000,000 of such net assets and 0.40% of such net assets in excess of $12,500,000,000, computed and accrued daily and payable monthly.

Accordingly, for the year ended January 31, 2004, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.53% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.30%, 0.30%, 0.20%, 0.10%, 0.30% and 0.30%, of the average daily net assets for Class A, B, C, I, AARP and S, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provided subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. These affiliated entities in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel).

The Administrative Agreement between the Advisor and the Fund had been scheduled to terminate effective September 30, 2003. The Advisor and the Fund have agreed to temporarily continue the Administrative Agreement until March 31, 2004. Effective April 1, 2004, the Fund will directly bear the costs of expenses formerly covered by the Administrative Agreement. In addition, effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and/or Administrative Fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses at 0.90% of average daily net assets for Class A, B, C, I, AARP and S shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustees and trustee counsel fees and organizational and offering expenses). Furthermore, for the period October 1, 2003 through January 31, 2004, the Advisor agreed to waive a portion of its Administrative Fee of the Fund to the extent necessary to maintain the operating expenses of each class at 0.877%, 0.90%, 0.90%, 0.697%, 0.837% and 0.90% of average daily net assets for Class A, B, C, I, AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustees and trustee counsel fees and organizational and offering expenses).

For the year ended January 31, 2004, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at January 31, 2004
Class A	$ 885,677	$ 71,937
Class B	171,116	13,903
Class C	42,067	5,126
Class I	2,712	663
Class AARP	531,837	43,197
Class S	1,347,247	109,431
	$ 2,980,656	$ 244,257

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Classes B and C shares. Pursuant to the Agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Classes B and C shares. For the year ended January 31, 2004, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2004
Class B	$ 427,788	$ 32,398
Class C	157,750	11,945
	$ 585,538	$ 44,343

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended January 31, 2004, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2004	Effective Rate
Class A	$ 703,906	$ 104,708.24%
Class B	139,478	20,236.25%
Class C	51,395	7,461.24%
	$ 894,779	$ 132,405

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A and C shares for the year ended January 31, 2004 aggregated $19,645 and $66, respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended January 31, 2004, the CDSC for Classes B and C shares aggregated $149,127 and $3,011, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended January 31, 2004, SDI received $35,980.

Trustees' Fees and Expenses. The Trust pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated fund's investment in the QP Trust.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended January 31, 2004, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $2,428 for custodian credits earned.

E. Securities Lending

The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund in the form of cash and/or government securities equal to 102 percent of the value of domestic securities on loan. The Fund may invest the cash collateral in an affiliated money market fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended January 31, 2004		Year Ended January 31, 2003
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,382,003	$ 43,667,459	5,924,076	$ 74,309,299
Class B	1,048,728	13,496,386	2,682,968	33,755,836
Class C	362,348	4,671,575	541,998	6,816,975
Class I	44,011	565,137	273,901	3,466,875
Class AARP	2,933,690	37,798,281	3,518,893	44,141,437
Class S	4,927,093	63,495,884	8,896,500	111,446,758
		$ 163,694,722		$ 273,937,180
Shares issued to shareholders in reinvestment of distributions
Class A	614,671	$ 7,876,324	842,369	$ 10,540,642
Class B	105,166	1,351,928	158,874	1,988,980
Class C	38,935	500,537	55,708	696,848
Class I	9,802	125,463	49,798	622,791
Class AARP	345,450	4,439,110	385,458	4,825,141
Class S	1,218,269	15,678,859	2,107,944	26,356,977
		$ 29,972,221		$ 45,031,379
Shares redeemed
Class A	(5,818,750)	$ (74,900,340)	(8,164,634)	$ (102,528,859)
Class B	(2,646,557)	(34,072,128)	(3,141,116)	(39,342,408)
Class C	(684,665)	(8,805,497)	(729,013)	(9,141,234)
Class I	(1,011,871)	(12,959,158)	(436,465)	(5,464,735)
Class AARP	(3,606,448)	(46,401,855)	(2,856,462)	(35,718,824)
Class S	(11,461,257)	(147,608,903)	(26,209,537)	(328,438,924)
		$ (324,747,881)		$ (520,634,984)
Net increase (decrease)
Class A	(1,822,076)	$ (23,356,557)	(1,398,189)	$ (17,678,918)
Class B	(1,492,663)	(19,223,814)	(299,274)	(3,597,592)
Class C	(283,382)	(3,633,385)	(131,307)	(1,627,411)
Class I	(958,058)	(12,268,558)	(112,766)	(1,375,069)
Class AARP	(327,308)	(4,164,464)	1,047,889	13,247,754
Class S	(5,315,895)	(68,434,160)	(15,205,093)	(190,635,189)
		$ (131,080,938)		$ (201,666,425)

Report of Independent Auditors

To the Trustees of Scudder Portfolio Trust and the Shareholders of Scudder Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Income Fund (the "Fund") at January 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts March 25, 2004	PricewaterhouseCoopers LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Trustees and Officers

The following table presents certain information regarding the Trustees and Officers of the fund as of January 31, 2004. Each individual's age is set forth in parentheses after his or her name. Unless otherwise noted, (i) each individual has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910. Unless otherwise indicated, the address of each Officer is Two International Place, Boston, Massachusetts 02110-4103. The term of office for each Trustee is until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of a successor, or until such Trustee sooner dies, resigns, retires or is removed as provided in the governing documents of the Trust. Because the fund does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees of the Trust may also serve in similar capacities with other funds in the fund complex.

Independent Trustees
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (1943) Trustee, 1990-present	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); The A.H. Belo Company (media company); Concord Academy; Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; New England Aquarium; Mass Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	48
Dawn-Marie Driscoll (1946) Trustee, 1987-present	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: CRS Technology (technology service company); Advisory Board, Center for Business Ethics, Bentley College; Board of Governors, Investment Company Institute; former Chairman, ICI Directors Services Committee	48
Keith R. Fox (1954) Trustee, 1996-present	Managing Partner, Exeter Capital Partners (private equity funds). Directorships: Facts on File (school and library publisher); Progressive Holding Corporation (kitchen importer and distributor); Cloverleaf Transportation Inc. (trucking); K-Media, Inc. (broadcasting); Natural History, Inc. (magazine publisher); National Association of Small Business Investment Companies (trade association)	48
Louis E. Levy (1932) Trustee, 2002-present	Retired. Formerly, Chairman of the Quality Control Inquiry Committee, American Institute of Certified Public Accountants (1992-1998); Partner, KPMG LLP (1958-1990). Directorships: Household International (banking and finance); ISI Family of Funds (registered investment companies; 4 funds overseen)	48
Jean Gleason Stromberg (1943) Trustee, 1999-present	Retired. Formerly, Consultant (1997-2001); Director, US General Accounting Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.	48
Jean C. Tempel (1943) Trustee, 1994-present	Managing Partner, First Light Capital (venture capital group) (2000-present); formerly, Special Limited Partner, TL Ventures (venture capital fund) (1996-1998); General Partner, TL Ventures (1994-1996); President and Chief Operating Officer, Safeguard Scientifics, Inc. (public technology business incubator company) (1991-1993). Directorships: Sonesta International Hotels, Inc.; Aberdeen Group (technology research); United Way of Mass Bay; The Commonwealth Institute (supports women entrepreneurs). Trusteeships: Connecticut College, Vice Chair of Board, Chair, Finance Committee; Northeastern University, Vice Chair of Finance Committee, Chair, Funds and Endowment Committee
		48
Carl W. Vogt (1936) Trustee, 2002-present	Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak); formerly, Chairman and Member, National Transportation Safety Board	48

Interested Trustees and Officers[2]
Name, Year of Birth, Position(s) Held with the Fund and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds in Fund Complex Overseen
Richard T. Hale[3] (1945) Chairman and Trustee, 2002-present Chief Executive Officer, 2003-present	Managing Director, Deutsche Investment Management Americas Inc. (2003-present); Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex. Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President, Investment Company Capital Corp. (registered investment advisor) (1996 to present); Director, Deutsche Global Funds, Ltd. (2000 to present), CABEI Fund (2000 to present), North American Income Fund (2000 to present) (registered investment companies); Director, Scudder Global Opportunities Fund (since 2003); Director/Officer Deutsche/Scudder Mutual Funds (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present) (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to present); formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999)
201
Brenda Lyons (1963) President, 2003-present	Managing Director, Deutsche Asset Management	n/a
John Millette (1962) Vice President and Secretary, 1999-present	Director, Deutsche Asset Management	n/a
Kenneth Murphy (1963) Vice President, 2002-present	Vice President, Deutsche Asset Management (2000-present); formerly, Director, John Hancock Signature Services (1992-2000)	n/a
Charles A. Rizzo (1957) Treasurer and Chief Financial Officer, 2002-present	Director, Deutsche Asset Management (April 2000- present). Formerly, Vice President and Department Head, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now PricewaterhouseCoopers LLP) (1993-1998)
n/a
Lisa Hertz[4] (1970) Assistant Secretary, 2003-present	Assistant Vice President, Deutsche Asset Management	n/a
Daniel O. Hirsch[3] (1954) Assistant Secretary, 2002-present	Managing Director, Deutsche Asset Management (2002-present) and Director, Deutsche Global Funds Ltd. (2002-present); formerly, Director, Deutsche Asset Management (1999-2002); Principal, BT Alex. Brown Incorporated (now Deutsche Bank Securities Inc.) (1998-1999); Assistant General Counsel, United States Securities and Exchange Commission (1993-1998)
n/a
Caroline Pearson (1962) Assistant Secretary, 1997-present	Managing Director, Deutsche Asset Management	n/a
Salvatore Schiavone (1965) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Lucinda H. Stebbins (1945) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a
Kathleen Sullivan D'Eramo (1957) Assistant Treasurer, 2003-present	Director, Deutsche Asset Management	n/a

1 Length of time served represents the date that each Trustee was first elected to the common board of Trustees which oversees a number of investment companies, including the fund, managed by the Advisor. For the Officers of the fund, length of time served represents the date that each Officer was first elected to serve as an Officer of any fund overseen by the aforementioned common board of Trustees.
2 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act, as amended. Interested persons receive no compensation from the fund.
3 Address: One South Street, Baltimore, Maryland
4 Address: 345 Park Avenue, New York, New York

The fund's Statement of Additional Information ("SAI") includes additional information about the fund's Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-SCUDDER.

Account Management Resources

For shareholders of Classes A, B and C

Automated Information Lines

ScudderACCESS (800) 972-3060

Personalized account information, information on other Scudder funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a Scudder service representative.
Written Correspondence	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web site - scudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C
Nasdaq Symbol	SZIAX	SZIBX	SZICX
CUSIP Number	811192-806	811192-889	811192-871
Fund Number	463	663	763

	AARP Investment Program Shareholders	Scudder Class S Shareholders
Automated Information Lines	Easy-Access Line (800) 631-4636	SAIL™ (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Sites	aarp.scudder.com	myScudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 253-2277 To speak with an AARP Investment Program service representative	(800) SCUDDER To speak with a Scudder service representative.
Written Correspondence	AARP Investment Program from Scudder Investments PO Box 219735 Kansas City, MO 64121-9735	Scudder Investments PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities can be found on our Web sites - aarp.scudder.com or myScudder.com (type "proxy voting" in the search field) - or on the SEC's Web site - www.sec.gov. To obtain a written copy without charge, call your service representative.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	AINCX	SCSBX
Fund Number	163	063

ITEM 2.         CODE OF ETHICS.

As of the end of the period, January 31, 2004, Scudder Portfolio Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds' audit committee is comprised solely of trustees who are "independent"
(as such term has been defined by the Securities and Exchange Commission ("SEC")
in regulations implementing Section 407 of the Sarbanes-Oxley Act (the
"Regulations")). The Funds' Board of Trustees has determined that there are several "audit committee financial experts" serving on the Funds' audit committee. The Board has determined that Louis E. Levy, the chair of the Funds'
audit committee, qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on its review of Mr. Levy's pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock
Exchange requirements, the Board believes that all members of the Funds' audit committee are financially literate, as such qualification is interpreted by the
Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                               SCUDDER INCOME FUND
                      FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following  table shows the amount of fees that  PricewaterhouseCoopers,  LLP
("PWC"),  the Fund's  auditor,  billed to the Fund  during  the Fund's  last two fiscal years. For engagements with PWC entered into on or after May 6, 2003, the
Audit  Committee  approved in advance all audit services and non-audit  services that PWC provided to the Fund.

The Audit Committee has delegated certain  pre-approval  responsibilities to its
Chairman (or, in his absence, any other member of the Audit Committee).

               Services that the Fund's Auditor Billed to the Fund

--------------------------------------------------------------------------------
    Fiscal Year      Audit       Audit-Related                       All Other
       Ended      Fees Billed    Fees Billed     Tax Fees Billed    Fees Billed
     January 31     to Fund         to Fund          to Fund          to Fund
--------------------------------------------------------------------------------
2004                $69,000         $1,204            $7,100              $0
--------------------------------------------------------------------------------
2003                $62,700         $1,361            $6,700              $0
--------------------------------------------------------------------------------

The above "Tax Fees" were  billed for  professional  services  rendered  for tax compliance.

           Services that the Fund's Auditor Billed to the Adviser and
                        Affiliated Fund Service Providers

The  following  table  shows  the  amount  of  fees  billed  by PWC to  Deutsche
Investment Management Americas,  Inc. ("DeIM" or the "Adviser"),  and any entity
controlling,   controlled  by  or  under  common  control  with  DeIM  ("Control
Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service
Provider"),  for  engagements  directly  related  to the Fund's  operations  and financial reporting, during the Fund's last two fiscal years.

--------------------------------------------------------------------------------
                     Audit-Related                                    All
                     Fees Billed to      Tax Fees Billed to    Other Fees Billed
     Fiscal Year      Adviser and            Adviser and         to Adviser and
        Ended       Affiliated Fund        Affiliated Fund      Affiliated Fund
      January 31   Service Providers      Service Providers    Service Providers
--------------------------------------------------------------------------------
2004                    $594,457                 $0                    $0
--------------------------------------------------------------------------------
2003                    $399,300               $69,500              $92,400
--------------------------------------------------------------------------------

The  "Audit-Related  Fees"  were  billed for  services  in  connection  with the assessment of internal controls,  agreed-upon  procedures and additional related procedures.

                               Non-Audit Services

The  following  table shows the amount of fees that PWC billed during the Fund's last two fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee  pre-approved all non-audit services that
PWC  provided to the Adviser  and any  Affiliated  Fund  Service  Provider  that related  directly to the Fund's  operations and financial  reporting.  The Audit
Committee  requested  and  received  information  from PWC about  any  non-audit services that PWC rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC's independence.

--------------------------------------------------------------------------------
                                Total Non-Audit
                                Fees billed to
                                 Adviser and
                                  Affiliated Fund
                               Service Providers    Total Non-Audit
                               (engagements          Fees billed
                                    related          to Adviser
                      Total      directly to the     and Affiliated
                    Non-Audit     operations and    Fund  Service
                      Fees          financial        Providers
      Fiscal Year   Billed to        reporting       (all other      Total of
         Ended        Fund        of the Fund)       engagements)    (A), (B)
       January 31      (A)             (B)              (C)           and (C)
--------------------------------------------------------------------------------
2004              $7,100             $0             $3,507,628     $3,514,728
--------------------------------------------------------------------------------
2003              $6,700          $161,900          $17,316,168    $17,484,768
--------------------------------------------------------------------------------

All other engagement fees were billed for services in connection with risk management, tax services and process improvement/integration initiatives for
DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates
Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of the Trust, Two
International Place, Boston, MA 02110.

ITEM 10.        CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's
Disclosure Controls and Procedures are effective based on the evaluation of the
Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the filing period of the report, management identified a significant deficiency relating to the overall fund expense payment and accrual process.
Management discussed these matters with the Registrant's Audit Committee and auditors, instituted additional procedures to enhance its internal controls and will continue to develop additional controls and redesign work flow to strengthen the overall control environment associated with the processing and recording of fund expenses.

ITEM 11.        EXHIBITS.

(a)(1)   Code of Ethics  pursuant to Item 2 of Form N-CSR is filed and  attached hereto as EX-99.CODE ETH.

(a)(2)   Certification  pursuant to Rule 30a-2(a) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(a))  is filed  and  attached  hereto  as
         Exhibit 99.CERT.

(b)      Certification  pursuant to Rule 30a-2(b) under the  Investment  Company
         Act of 1940 (17 CFR  270.30a-2(b))  is furnished and attached hereto as
         Exhibit 99.906CERT.

Form N-CSR Item F

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Income Fund

By:                                 /s/Richard T. Hale
                                    --------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               March 29, 2004
                                    --------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Income Fund

By:                                 /s/Richard T. Hale
                                    --------------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               March 29, 2004
                                    --------------------------------

By:                                 /s/Charles A. Rizzo
                                    --------------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               March 29, 2004
                                    --------------------------------